Please complete and sign this form and return it in the enclosed postage- paid envelope.

If you have any questions or need help completing this application, call the Schwab Insurance & Annuity Service Center at 1-800-838-0650 from 6:00 A.M. to 4:30 P.M. Pacific time.
























 GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
 8515 E. Orchard Road
 Englewood, CO 80111


 Annuity Administration
 P.O. Box 173920
 Denver, CO  80217-3920


 Distributed by:


 SCHWAB/SCHWAB SELECT ANNUITY

 Application


        1. Are you currently a Schwab customer?

YES, my Schwab account number is: ____________________________
NO, I am not currently a Schwab customer.

        2. Who will own the annuity?

The Owner is the person entitled to all rights under the annuity. If the Owner is a Trust, additional forms may be required and certain restrictions may apply.

____________________________________________   Male  Female

Name (first/middle/last)         Birth Date

____________________________________________  ________________________________
Home address                                  Social Security/Tax ID number
(street address only; no P.O. box please)

____________________________________________ ( )______________________________

City/State/Zip code Home telephone number

( ) __________________________________________________

Business telephone number E-mail address

        3. Is there a Joint Owner?

(Optional) You do not need to name a Joint Owner, but if you do, the Joint Owner must be your legal spouse. If this is an IRA, a Joint Owner cannot be named. If there is a Joint Owner, fill out this section.


____________________________________________   Male  Female
Spouse's name (first/middle/last)  Birth date

____________________________________________
Social Security/Tax I.D. number

        4. Who is the Primary Annuitant?

The Primary Annuitant is the person on whose life the annuity payments are based. The Primary Annuitant must be age 90 or younger. If the Primary Annuitant and the Owner are the same, check the box below and skip to question 5.

 Primary Annuitant is the same as Owner

    Male  Female
Name (first/middle/last)  Birth date

____________________________________________
Home address  Social Security/Tax I.D. Number

( )_______________________  ( )____________________________________________
City/state/Zip code         Home telephone number Business telephone number

        5. Is there a Contingent Annuitant?

(Optional) The Contingent Annuitant is the person who will become the Primary Annuitant upon the death of the Primary Annuitant only if the Owner is still living. The Contingent Annuitant must be age 90 or younger. If the Contingent Annuitant and the Owner are the same, check the box below and skip to question 6.

 Contingent Annuitant is the same as Owner

    Male  Female
Name (first/middle/last)  Birth date

____________________________________________
Home address  Social Security/Tax I.D. Number

( )________________________   ( )_____________________________________________
City/state/Zip code            Home telephone number  Business telephone Number

        6. Who is the Beneficiary(ies)?

Who would you like to receive the benefits payable upon the death of the Owner or Primary Annuitant? You may name a person, a trust, a charity or other entity as Beneficiary. You also may name more than one Beneficiary, indicating the percentage for each (whole percentages only). If you need additional space, please use a separate sheet. If no Beneficiary is named, the Owner's estate will be deemed to be the Beneficiary.


________________________  ______________________  __________  ___________
Name (first/middle/last)  Social Security Number  Birth date  Percentage

________________________  ______________________  __________  ___________
Name (first/middle/last)  Social Security Number  Birth date  Percentage

________________________  ______________________  __________  ___________
Name (first/middle/last)  Social Security Number  Birth date  Percentage


        7. Citizenship status

Is each individual named on this application a citizen of the United States? YES NO If no, provide details below.

________________________ __________________________    _______________________
Name(s)                  Country of Legal Residence    Country of Citizenship


        8. Will this annuity replace a life insurance policy or annuity that you currently own?

State law requires that you provide this information when you replace any life insurance policy or annuity contract with another.
 YES, this will replace the life insurance policy or annuity listed below.
 NO, this will not replace another life insurance policy or annuity.

______________________________________________________  _______________________
Name of insurance company being replaced                Policy number

        9. If you choose to annuitize, when would you like annuity payments to begin?

Indicate the month and year below. If no date is indicated, annuity payments will begin on the first day of the month of the Primary Annuitants 91st birthday. Note: This date can be changed at any time up to 30 days before the start of annuity payments.

I would like the payments to begin on:____________________________(month, year)

        10. How will you pay for this annuity?

Minimum initial contribution is $5,000; $2,000 if an IRA; or $1,000 if paid through Automatic Contribution Plan. Subsequent minimum contributions are $500; $100 if paid through an Automatic Contribution Plan. To establish an Automatic Contribution Plan, please complete the enclosed Automatic Contribution Plan form.

For non-IRAs:
Check is attached. (Make check payable to Great-West Life & Annuity Insurance Company)

Transfer $_____________ from my Schwab brokerage account as shown in question 1 on this application

Transfer the entire balance from my existing annuity or life insurance policy. (Complete the enclosed Absolute Assignment/Replacement forms)

For IRAs:

Check is attached for a new IRA for tax year(s):_____________________________
 (Make check payable to Great-West Life & Annuity Insurance Company)

Transfer funds from my existing IRA annuity or other qualified plan. (Complete the enclosed IRA rollover/transfer form)














     Must equal 100%. (Please use whole numbers; no fractional percentages.)

IMPORTANT NOTE:
If you do not provide complete allocation instructions, we will be unable to process your application and will return it to you, along with your check.


Free Look Period
After you receive your Contract, you can look it over for at least 10 days - or longer if required by your state's law - during which time you may cancel your Contract, free of obligation.





















For current rates on fixed investment choices, call the Schwab Insurance & Annuity Service Center at 1-800-838-0650.






Note: Be sure that the total for variable and fixed investment choices equals 100%.


        11. How would you like to allocate your contribution?

You may choose one or several of the variable and/or fixed investment choices listed below. Please indicate your percentage contribution for each investment choice you select in whole numbers only (no fractional percentages).

Variable Investment Choices                                          Allocation
                    ------------------------------------------------------ ----
                    AIM V.I. Core Stock Fund - Series I Shares              %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    AIM V.I. High Yield Fund - Series I Shares              %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    AIM V.I. Technology Fund - Series I Shares              %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Alger American Growth Portfolio - Class O Shares        %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Alger American MidCap Growth Portfolio - Class O        %
                    Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Alliance Bernstein VPS Utility Income Portfolio -       %
                    Class A Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Alliance Bernstein VPS Worldwide Privatization A        %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    American Century VP Balanced Fund - Original Class      %
                    Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    American Century VP Value Fund - Original Class         %
                    Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    American Century VP International Fund - Original       %
                    Class Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Baron Capital Asset Fund - Insurance Shares             %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Delaware VIP Small Cap Value Series - Standard          %
                    Class
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Dreyfus GVIT Mid Cap Index Fund - Class II              %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Dreyfus Investment Portfolios MidCap Stock              %
                    Portfolio - Initial Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Dreyfus Variable Investment Fund, Appreciation          %
                    Portfolio - Initial Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Dreyfus Variable Investment Fund, Developing
                    Leaders Portfolio - Initial Shares                      %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Dreyfus Variable Investment Fund, Growth and            %
                    Income Portfolio - Initial Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Federated American Leaders Fund II - Primary            %
                    Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Federated Capital Income Fund II                        %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Federated Fund for U.S. Government Securities II        %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Janus Aspen Series Balanced Portfolio -                 %
                    Institutional Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Janus Aspen Series Flexible Bond Portfolio -            %
                    Institutional Shares
                    (formerly Janus Aspen Flexible Income
                    Portfolio)
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Janus Aspen Series Growth & Income Portfolio -          %
                    Institutional Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Janus Aspen Series Large Cap Growth Portfolio -         %
                    Institutional Shares
                    (formerly Janus Aspen Growth Portfolio)
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Janus Aspen Series International Growth Portfolio       %
                    - Institutional Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Janus Aspen Series Worldwide Growth Portfolio -         %
                    Institutional Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Oppenheimer Global Securities Fund/VA                   %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    PIMCO VIT High Yield Portfolio - Administrative         %
                    Class Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    PIMCO VIT Low Duration Portfolio - Administrative       %
                    Class Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    PIMCO VIT Total Return Administration                   %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Prudential Series Fund Equity Portfolio - Class II      %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Pioneer Fund                                            %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Pioneer Growth Opportunities Fund                       %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Pioneer Small Cap Value Fund                            %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Schwab MarketTrack Growth Portfolio II(TM)              %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Schwab Money Market Portfolio(TM)                       %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Schwab S&P Index 500 Portfolio - (formerly Schwab       %
                    S&P 500 Portfolio)
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Scudder Variable Series I Capital Growth Portfolio      %
                    - Class A Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Scudder Variable Series I Growth and Income             %
                    Portfolio - Class A Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Scudder Variable Series II Large Cap Value A            %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Scudder Variable Series II SVS Dreman High Return       %
                    Equity Portfolio
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Scudder VIT EAFE(R) Equity Index Fund - Class A         %
                    Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Scudder VIT Small Cap Index Fund - Class A Shares       %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Van Kampen LIT Comstock I                               %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Van Kampen LIT Growth & Income I                        %
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Universal Institutional Fund U.S. Real Estate           %
                    Portfolio - Class I Shares
                    ------------------------------------------------------ ----
                    ------------------------------------------------------ ----
                    Wells Fargo Advantage Multi Cap Value Fund              %
                    (formerly Strong Multi-Cap Value Fund II)
                    ------------------------------------------------------ ----



 Total allocation to variable and fixed investment choices: 100%

        12. Signatures


I understand that I am applying for a Flexible Premium Variable and Fixed Deferred Annuity, Contract Form J434VAROR, issued by Great-West Life & Annuity Insurance Company. I declare that all statements made on this application are true to the best of my knowledge and belief. I acknowledge receipt of the prospectus for the variable and fixed annuity contract. I have reviewed the section entitled "Is a Variable Annuity Right for You?" in the enclosed brochure and I believe that the contract is suitable for my retirement and insurance needs.

I understand that amounts allocated to a Variable Sub-account are variable and are not guaranteed as to dollar amount. I further understand that amounts allocated to a Fixed investment choice may be subject to a Market Value Adjustment that may result in positive or negative adjustments to amounts payable under the contract.

I hereby direct that my telephone instructions to the Schwab Insurance & Annuity Service Center and/or those I submit via Schwab's Web site (WWW.SCHWAB.COM) be honored for transactions unless otherwise notified by me in writing. I understand that telephone calls may be recorded to monitor the quality of service I receive and to verify contract transaction information. If a transfer from my Schwab brokerage account is indicated in Section 10, I authorize Schwab to transfer the amount specified. I certify under penalty of perjury that the taxpayer identification numbers listed on this application are correct. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

I understand and consent that if I have not completed Section 11 (allocation of my contribution) by selecting investment choices, my application will not be processed and it will be returned to me for me to provide appropriate and complete allocation instructions.




-------------------------------------------------------------------------------
Owner's signature                              Date


-------------------------------------------------------------------------------
Joint Owner's signature (if applicable)        Date






















For Internal Use Only: Do you have reason to believe the annuity applied for will replace any life insurance or annuity with us or any other company?
Yes  No


----------------------------------------  ------------------ ------------------
Signature (if required)                   Rep Code Source    Code Date